Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2017
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Cash and Cash Equivalents

9. Cash and Cash Equivalents

The Company’s policy is to invest cash in excess of operating requirements in highly liquid investments. For the purpose of the consolidated statements of cash flows, cash and cash equivalents consist of the following:

	December 31 2017 $	December 31 2016 $

Cash Unrestricted investments	234.7 4.8	207.1 3.8

Cash and cash equivalents	239.5	210.9

Unrestricted investments consist of short-term bank deposits with initial maturities of three months or less.

At December 31, 2017, and pursuant to acquisition agreements, $7.9 (US$6.2) (2016 – $8.8 (US$6.6)) was held in escrow accounts. These escrow funds cover potential indemnification claims and will be settled in accordance with an escrow agreement. A corresponding obligation was recorded on acquisition and is included in notes payable (note 18).